UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2021
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.000% Notes due 2023	MO23A	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the decision by the Board of Directors (the “Board”) of Altria Group, Inc. (“Altria”) to elect Kathryn B. McQuade as Chair of the Board, the Board approved on May 20, 2021 amendments to Altria’s Amended and Restated By-Laws to change references from “chairman” to “chair.” These amendments became effective immediately. A copy of Altria’s Amended and Restated By-Laws is attached as Exhibit 3.1 and is incorporated by reference in Item 5.03 of this Current Report on Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 20, 2021, Altria held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). There were 1,532,775,474 shares of Altria’s common stock represented in person or by proxy at the Annual Meeting, constituting 82.75% of outstanding shares on March 29, 2021, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:

Proposal 1:    Election of 11 Directors.

Name	For	Against	Abstain	Broker Non-Vote
John T. Casteen III	1,157,881,197	29,825,863	4,678,911	340,389,503
Dinyar S. Devitre	1,159,678,101	28,446,287	4,261,583	340,389,503
William F. Gifford, Jr.	1,176,534,422	11,992,827	3,858,722	340,389,503
Debra J. Kelly-Ennis	1,172,707,943	15,746,662	3,931,366	340,389,503
W. Leo Kiely III	1,155,724,040	32,187,268	4,474,663	340,389,503
Kathryn B. McQuade	1,165,048,584	23,398,446	3,938,941	340,389,503
George Muñoz	1,145,421,297	42,589,384	4,375,290	340,389,503
Mark E. Newman	1,175,942,631	12,089,126	4,354,214	340,389,503
Nabil Y. Sakkab	1,159,437,751	28,333,750	4,614,470	340,389,503
Virginia E. Shanks	1,171,892,905	16,545,576	3,947,490	340,389,503
Ellen R. Strahlman	1,179,927,655	8,433,710	4,024,606	340,389,503

All nominees were duly elected as directors of Altria.
Proposal 2:        Ratification of the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021.

For	Against	Abstain
1,478,263,668	49,719,125	4,792,681
The selection of the Independent Registered Public Accounting Firm was ratified.
Proposal 3:    Non-Binding Advisory Vote to Approve the Compensation of Altria’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
1,007,173,884	174,179,832	11,032,255	340,389,503
The proposal was approved on an advisory basis.

Proposal 4:     Shareholder Proposal - Review and Report on Underage Tobacco Prevention Policies and Marketing Practices.

For	Against	Abstain	Broker Non-Vote
424,970,881	753,288,544	14,126,546	340,389,503
The proposal was defeated.

Proposal 5:     Shareholder Proposal - Disclosure of Lobbying Policies and Practices.

For	Against	Abstain	Broker Non-Vote
394,167,940	788,623,913	9,594,118	340,389,503
The proposal was defeated.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

3.1	Amended and Restated By-Laws of Altria Group, Inc. (effective as of May 20, 2021)
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and Associate General Counsel
DATE: May 24, 2021

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